                                                                    EXHIBIT 10.1


                                LEASE AMENDMENT
                                ---------------

                            TITAN EXPLORATION, INC.



        FASKEN CENTER, LTD., a Texas Limited Partnership, (hereinafter called "Lessor") and TITAN EXPLORATIION, INC., (hereinafter called "Lessee"), regarding that certain Lease Agreement dated April 4, 1997, covering approximately 44,270 square feet of Net Rentable Area located on Levels Two (2), Four (4) and Five
(5) of One Fasken Center at 500 West Texas Avenue, Midland, Texas 79701, collectively known as Suite 500, do hereby amend said document under the following terms and conditions:


     1. Lessor agrees to lease to Lessee and Lessee agrees to lease from Lessor an additional approximately 6,667 square feet of Net Rentable Area located on Level Six (6) of One Fasken Center and further described as "Expansion Space" on the attached floor plan identified as Exhibit "A".

     2. The rental for the Expansion Space shall be Fifty-Six Thousand Six Hundred Sixty-Nine and 50/100 Dollars ($ 56,669.50) per year payable in monthly installments of Four Thousand Seven Hundred Twenty-Two and 46/100 Dollars ($ 4,722.46) each.

     3. The Lease Term for this Lease Amendment shall run coterminous with the original Lease Agreement beginning on June 1, 1998 and expiring on March 14, 2002.

     4. Lessee shall accept the Expansion Space in "As Is" condition. All finish-out costs associated with the remodeling of the Expansion Space shall be Lessee's sole responsibility.


     EXCEPT as hereby expressly amended, Lessor and Lessee do hereby ratify and affirm all of the terms, conditions and covenants of said Lease Agreement.



     WITNESS the execution hereby this the 19th day of August, 1998.



FASKEN CENTER, LTD.                           TITAN EXPLORATION, INC.
a Texas Limited Partnership

By:  550 Texas, Inc., General Partner
     a Texas Corporation



By  /s/ Wendell L. Brown, Jr.                 By /s/ W.K. White
  --------------------------------              --------------------------------

Name: Wendell L. Brown, Jr.                   Name: W.K. White
      ----------------------------                 -----------------------------

Title: Vice President                         Title: Vice President
       ---------------------------                  ----------------------------